EXHIBIT 10.34

                          COMMITMENT REDUCTION LETTER

                                                                   Exhibit 10.34

                           Commitment Reduction Letter


                                                  May 16, 2003

To the Lenders under the Credit Agreement dated as of November 9, 2001 by and among Imagistics International Inc. (the "Borrower"), the Lenders party thereto, and Fleet Capital Corporation, as Administrative Agent (the "Agent"), as amended by that certain First Amendment Agreement dated as of March 19, 2002, that certain Second Amendment Agreement dated as of July 19, 2002 and that certain Third Amendment Agreement dated as of March 5, 2003 (as amended, the "Credit Agreement"):

Ladies and Gentlemen:

         This letter constitutes notice from the Borrower that the Borrower elects to reduce the aggregate amount of the Revolving Commitments from $125,000,000 to $95,000,000. The Borrower requests that, by their agreement to this Commitment Reduction Letter, each of the Lenders (i) waive the requirements of Section 4.05 of the Credit Agreement with respect to the giving of prior notice of such reduction of the Revolving Commitments, and (ii) waive the requirements of Sections 2.04(b) and 4.02 of the Credit Agreement that such reduction of the Revolving Commitments be applied pro rata to the respective Revolving Commitments of the Lenders, so as to permit the entire amount of such $30,000,000 reduction of the Revolving Commitments to be applied to reduce the Revolving Commitments of each of IBM Credit Corporation and Mizuho Corporate Bank, Ltd. (successor in interest to The Industrial Bank of Japan, Limited) to $0.00. Schedule A attached hereto sets forth the Revolving Commitments of each of the Lenders after giving effect to the reduction of Revolving Commitments of IBM Credit Corporation and Mizuho Corporate Bank, Ltd. provided for herein. On the date hereof, the Borrower shall have paid to the Agent, for the account of the Revolving Lenders, all of the commitment fees due pursuant to Section 2.05 of the Credit Agreement that shall have accrued and not yet been paid prior to the date hereof, and the Agent, upon receipt of such commitment fees, shall pay the amounts payable to each Revolving Lender on such Revolving Lender's Unutilized R/C Commitment with respect to such commitment fees (the "Accrued Commitment Fees"). Capitalized terms used herein but not defined herein have the meanings given to such terms in the Credit Agreement.

         The reduction of the Revolving Commitments and the waivers provided for in this letter shall take effect upon the satisfaction of all of the conditions precedent set forth in that certain Master Assignment and Acceptance Agreement (the "Assignment Agreement") dated as of the date hereof with respect to the Credit Agreement, the execution of this letter by all of the Lenders (after giving effect to the assignments set forth in the Assignment Agreement) and the payments of the Accrued Commitment Fees as provided for herein. Please sign below to confirm your agreement to the foregoing.

                            [Signature pages follow.]


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                                            Very truly yours,

                                            IMAGISTICS INTERNATIONAL, INC.



                                            By: /s/ Joseph D. Skrzypczak
                                                ------------------------
                                                Joseph D. Skrzypczak
                                                Its Chief Financial Officer



















                    [Imagistics Commitment Reduction Letter]



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                                       Agreed to:

                                       FLEET CAPITAL CORPORATION,
                                         as Administrative Agent and as a Lender



                                            By: /s/ Edgar Ezerins
                                                ---------------------
                                                Edgar Ezerins
                                                Its Senior Vice President



















                    [Imagistics Commitment Reduction Letter]



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                                            MERRILL LYNCH CAPITAL CORPORATION,
                                              as a Lender



                                            By: /s/ Michael O'Brien
                                                -------------------
                                                Its Vice President



















                    [Imagistics Commitment Reduction Letter]



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                                            JPMORGAN CHASE BANK,
                                              as a Lender



                                            By: /s/ Valerie Schanzer
                                                --------------------
                                                Its Vice President



















                    [Imagistics Commitment Reduction Letter]



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                             MIZUHO  CORPORATE BANK,  LTD.  (successor in
                             interest to The Industrial Bank of Japan, Limited),
                               as a Lender



                             By: /s/ Akihiko Mabuchi
                                 -------------------
                                 Its Senior Vice President



















                    [Imagistics Commitment Reduction Letter]



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                                        IBM CREDIT CORPORATION,
                                          as a Lender



                                        By: /s/ Steven Flanagan
                                            -------------------
                                            Its Manager Global Special Handling



















                    [Imagistics Commitment Reduction Letter]



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                                            PEOPLE'S BANK,
                                              as a Lender




                                            By: /s/ David Sherrill
                                                ------------------
                                                Its Vice President



















                    [Imagistics Commitment Reduction Letter]



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                                            BANK LEUMI, USA,
                                            as a Lender




                                            By: /s/ Paul Tine
                                                -------------
                                                Its Vice President


                                            By: /s/ Glenn Kreutzer
                                                ------------------
                                                Its Banking Officer



















                    [Imagistics Commitment Reduction Letter]



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                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as a Lender



                                            By: /s/ Joseph Howard
                                                -----------------
                                                Its Vice President



















                    [Imagistics Commitment Reduction Letter]



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                                            CITIZENS BANK OF MASSACHUSETTS,
                                            as a Lender




                                            By: /s/ Cindy Chen
                                                --------------
                                                Its Vice President



















                    [Imagistics Commitment Reduction Letter]



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                                                                 Schedule A
                                                                 ----------

------------------------------------------- ----------------
               INSTITUTION                    REVOLVING
               -----------                    ---------
                                             COMMITMENTS
                                             -----------
------------------------------------------- ----------------
Merrill Lynch Capital Corporation            17,500,000
------------------------------------------- ----------------
Fleet Capital Corporation                    25,000,000
------------------------------------------- ----------------
JPMorgan Chase Bank                          15,000,000
------------------------------------------- ----------------
U.S. Bank National Association               15,000,000
------------------------------------------- ----------------
People's Bank                                 7,500,000
------------------------------------------- ----------------
Bank Leumi, USA                               5,000,000
------------------------------------------- ----------------
Citizens Bank of Massachusetts               10,000,000
------------------------------------------- ----------------
         Total                               95,000,000
                                             ----------
------------------------------------------- ----------------